                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 19, 1998

                      GEMSTAR INTERNATIONAL GROUP LIMITED
               (Exact Name of Registrant as Specified in Charter)


   British Virgin Islands               0-26878                   N/A
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
      of Incorporation)                                    Identification No.)


                     135 North Los Robles Avenue, Suite 800
                           Pasadena, California 91101
             (Address of Principal Executive Offices and Zip Code)


      (Registrant's telephone number, including area code:  (626) 792-5700


                                   No Change
--------------------------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

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Item 5.  Other Events

     Gemstar International Group Limited, a British Virgin Islands corporation ("Gemstar"), entered into that certain Joint Venture formation and Stockholders Agreement, dated as of January 19, 1998, with United Video Satellite Group, Inc., a Delaware corporation ("United Video"), Prevue Ventures, Inc., a Delaware corporation, G-Sub Corporation, a Delaware corporation, and effective as of the closing, Interactive Prevue Guide, Inc., a Delaware corporation. This agreement is filed as Exhibit 10.1 and is incorporated herein by reference.

     Gemstar entered into that certain Warrant Agreement, dated January 19, 1998, with United Video and TCI Ventures Group, LLC, a Delaware limited liability company. This agreement is filed as Exhibit 10.2 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

Exhibit
Number    Description
------    -----------

**10.1 Joint Venture Formation and Stockholders Agreement, dated as of January 19, 1998, by and among United Video Satellite Group, Inc., a Delaware corporation, Prevue Ventures, Inc., a Delaware corporation, Gemstar International Group Limited, a British Virgin Islands corporation, G-Sub Corporation, a Delaware corporation and effective as of the closing, Interactive Prevue Guide, Inc., a Delaware corporation.

*10.2 Warrant Agreement, dated as of January 19, 1998, by and among Gemstar International Group Limited, a British Virgin Islands corporation, United Video Satellite Group, Inc., a Delaware corporation, and TCI Ventures Group, LLC, a Delaware limited liability company.

* Certain information in this exhibit has been omitted pursuant to a request for Confidential Treatment which was granted by the Commission. Redacted portions of the exhibit are indicated by an asterisk within brackets ([*]), and a legend appears on the appropriate pages.

** The deadline for satisfaction of certain conditions to the Joint Venture Formation and Stockholders Agreement passed without satisfaction of those conditions, and as a result, the Agreement lapsed.

                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             GEMSTAR INTERNATIONAL GROUP LIMITED



Date:  June 11, 1998         By:  /s/ LARRY GOLDBERG
                                  -------------------------------
                                  Larry Goldberg
                                  Secretary and Corporate Counsel

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                                 EXHIBIT INDEX

Exhibit
Number    Description
------    -----------

**10.1 Joint Venture Formation and Stockholders Agreement, dated as of January 19, 1998, by and among United Video Satellite Group, Inc., a Delaware corporation, Prevue Ventures, Inc., a Delaware corporation, Gemstar International Group Limited, a British Virgin Islands corporation, G-Sub Corporation, a Delaware corporation and effective as of the closing, Interactive Prevue Guide, Inc., a Delaware corporation.

*10.2 Warrant Agreement, dated as of January 19, 1998, by and among Gemstar International Group Limited, a British Virgin Islands corporation, United Video Satellite Group, Inc., a Delaware corporation, and TCI Ventures Group, LLC, a Delaware limited liability company.

* Certain information in this exhibit has been omitted pursuant to a request for Confidential Treatment which was granted by the Commission. Redacted portions of the exhibit are indicated by an asterisk within brackets ([*]), and a legend appears on the appropriate pages.

** The deadline for satisfaction of certain conditions to the Joint Venture Formation and Stockholders Agreement passed without satisfaction of those conditions, and as a result, the Agreement lapsed.

                                       2